UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Patriot Premium Dividend Fund II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Patriot Premium Dividend Fund II

Semiannual Report
4.30.07

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 1 0

Notes to financial
statements
page 1 5

For more information
page 2 8

CEO corner

To Our Shareholders,

The U.S. financial markets produced solid results over the last six months. Positive economic news, stronger than expected corporate earnings and increased merger and acquisitions activity served to overcome concerns about inflation, energy costs and the troubled subprime mortgage market’s potential to put the brakes on the economy. This environment also led the Federal Reserve Board to hold short-term interest rates steady. Even with a sharp decline in late February, the broad stock market returned 8.60% for the six months ended April 30, 2007. The Dow Jones Industrial Average punched through the 13,000 mark for the first time in April and posted a string of new highs as the period ended.

After a remarkably long period of calm, the financial markets were rocked at the end of February by a dramatic sell-off in China’s stock market, which had ripple effects on financial markets worldwide. It also shook investors out of their seemingly casual attitude toward risk and remind them of the simple fact that stock markets move in two directions — down as well as up.

Although the downturn lasted for less than a month before positive news stopped the fall, it was also a good occasion to bring to mind several important investment principles that we believe are at the foundation of successful investing. First, keep a long-term approach to investing, avoiding emotional reactions to daily market moves. Second, maintain a well-diversified portfolio that is appropriate for your goals, risk profile and time horizons.

After the market’s recent moves, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market.

The recent volatility could also be a wake-up call to contact your financial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance. Others had truly outsized returns in 2006. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon, not a sprint, approach to investing, stand a better chance of weathering the market’s short-term twists and turns, and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of April 30, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks to provide high current income, consistent with modest growth of capital, for holders of its common shares by investing at least 80% of its assets in dividend-paying securities.

Over the last six months

► Preferred and utility common stocks posted solid gains during the period, fueled by a relatively benign interest rate backdrop and strong investor demand.

► Utility common stock holdings aided the Fund's returns the most.

► Tax-advantaged preferred holdings performed well, but those without tax benefits lagged.

Top 10 issuers

Bear Stearns Cos., Inc. (The)	3.8%	Lehman Brothers Holdings, Inc.	3.0%

NSTAR	3.3%	Citigroup, Inc.	2.9%

DTE Energy Co.	3.3%	Alliant Energy Corp.	2.7%

KeySpan Corp.	3.3%	Energy East Corp.	2.6%

CH Energy Group, Inc.	3.2%	PPL Electric Utilities Corp.	2.6%

As a percentage of net assets plus the value of preferred shares on April 30, 2007.

Managers’ report

John Hancock

Patriot Premium Dividend Fund II

Shareholders of John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Preferred Dividend Fund and John Hancock Patriot Global Dividend Fund recently voted to merge their funds into John Hancock Patriot Premium Dividend Fund II.

Preferred stocks and utility common stocks — the two primary areas of emphasis for John Hancock Patriot Premium Dividend Fund II — posted strong gains for the six-month period ended April 30, 2007. Both got off to a good start in the early months of the period when fixed-income investments performed well, bolstered by optimism that the Federal Reserve Board might cut interest rates in early 2007. Because preferreds and utility common stocks tend to make fixed-income payments in the form of dividends, their prices generally move higher and lower in response to expectations for interest rates and inflation. A series of reports indicating that the housing market and other parts of the economy were slowing provided investors evidence that inflation wasn’t the same concern it had been just a few months earlier.

Utility common stocks chalked up even stronger returns in the first four months of 2007, while preferred stocks — the other area of focus — posted decent gains. Both utility common stocks and preferred stocks continued to be bolstered by persistently strong investor demand for securities that generated attractive amounts of incremental income over U.S. Treasury securities. Both asset classes also benefited from a reasonably favorable

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE . . . AND WHAT’S BEHIND THE NUMBERS

National Fuel Gas	▲	Rebound in energy prices and planned shale exploration

PNM Resources	▲	Strong customer growth and joint venture with Bill Gates boosts stock price

Ocean Spray	▼	Lack of liquidity causes stock to languish

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Gregory K. Phelps and Mark T. Maloney

interest rate environment as the Federal Reserve Board left its target short-term interest rate unchanged at 5.25% . They enjoyed a particularly good period in late February and early March when a significant plunge in Chinese stocks, which sparked worldwide equity market declines, and growing worries about the subprime mortgage market, prompted investors to seek the relative safety of income-producing investments. A spate of merger and acquisition activity further boosted utility stocks, although preferreds retraced some of their gains late in the period as a growing supply of the securities acted as a drag on their prices.

“Preferred stocks and utility
common stocks…posted strong
gains for the six-month period
ended April 30, 2007.”

Performance

For the six months ended April 30, 2007, John Hancock Patriot Premium Dividend Fund II returned 6.24% at net asset value (NAV) and 7.77% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. The Fund’s yield at closing market price on April 30, 2007 was 4.86% . By comparison, the average closed-end specialty-utilities fund returned 11.78% at NAV, according to Morningstar, Inc. For the same six-month period, the Lehman Brothers Aggregate Bond Index gained 2.64%, the Merrill Lynch Preferred Stock DRD Index rose 4.26% and the S&P 400 Mid-Cap Utilities Index returned 12.23% .

Boost from utility common stocks

Our utility common stock holdings provided the biggest boost to the Fund’s performance. Among the most significant contributors was National Fuel Gas Co. It performed well, thanks in large part to strong pricing conditions for

Patriot Premium Dividend Fund II

natural gas and investors’ excitement over the company’s plans to explore for gas in the Devonian black shales region in Pennsylvania and New York. NiSource, Inc. also performed well, thanks in large part to investors’ upward revaluation of natural gas pipeline and storage assets. Peoples Energy Corp., which sells and transports natural gas to residential, commercial and industrial customers in the Chicago area, also helped boost the Fund’s return in response to the company’s now-completed takeover by Wisconsin-based WPS Resources. Our holdings in telecommunications giant AT&T, Inc. also fared well due to growing recognition that the company’s stock provided an attractive dividend yield, that its merger was working and that it was gaining market share in the broadband and wireless segments.

Preferred winners

Among our preferred holdings, we enjoyed strong performance from PNM Resources, Inc., helped by the company’s ability to generate higher-than-expected customer growth. In addition, investors were excited by news that Microsoft founder Bill Gates’ personal investment vehicle was entering into a joint venture with the utility and energy company. Our holdings in MetLife, Inc. also served us well, aided by strong demand for DRD-eligible preferreds. Bank of America Corp.’s preferred holdings also enjoyed solid performance, helped by investor demand for attractively priced tax-advantaged preferred stocks issued by high-quality companies amid a dearth of such securities.

INDUSTRY DISTRIBUTION[1]

Multi-utility	43%
Electric utilities	23%
Investment banking
& brokerage	7%
Other diversified
financial services	5%
Oil & gas exploration
& production	5%
Gas utilities	3%
Consumer finance	3%
Life & health insurance	2%
Integrated
telecommunication
services	2%
All others	6%

Many of our preferred-stock holdings in the brokerage area performed quite well during the six-month period, led by Goldman Sachs Group, Inc. and Merrill Lynch & Co., Inc. The brokers benefited from their ability to fire on all cylinders in their key businesses, including stocks, investment banking, asset management and private equity. They also benefited from providing services to the thriving hedge fund industry, as well as posting strong gains from their proprietary trading accounts.

In contrast, we lost ground with our stake in Ocean Spray Cranberries, Inc., an agricultural cooperative owned by more than 650 cranberry growers in Massachusetts, Wisconsin, New Jersey, Oregon, Washington, British Columbia and other parts of Canada, as well as more than 100 Florida grapefruit growers. Our holdings were part of a

Patriot Premium Dividend Fund II

private placement, whereby the company sold securities to a relative small number of institutional investors rather than to the public at large. Despite this preferred stock’s sought-after tax-advantaged status, its prices languished as investors increasingly went for more liquid, meaning easily traded, securities. We continued to hold onto our Ocean Spray stake because we believe that this high-quality company has the potential to be taken over by a larger multinational food company at an attractive premium to the price we paid for it.

“Our utility common stock
holdings provided the biggest
boost to the Fund’s performance.”

Outlook

By the end of the period, Treasury bonds were priced such that investors were still expecting a rate cut in the second calendar quarter of this year. With inflation running at the upper end of the Fed’s stated comfort zone, we don’t believe the central bank will be so quick to stimulate the economy via rate cuts. Given that, we wouldn’t be surprised if Treasuries come under near-term pressure once investors come to grips with the fact that rate cuts are farther off than they may have originally anticipated. If Treasuries sell off, it’s likely that preferreds will follow suit over the near term. Over the longer-term, however, we remain optimistic that gradually slowing economic conditions will bode well for fixed-income investments, including preferred stocks, and that long-term demand for income-producing stocks will provide support for utility common stocks and preferred stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund’s portfolio on April 30, 2007.

Patriot Premium Dividend Fund II

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 4-30-07 (unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. The common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 61.40%		$123,279,294

(Cost $98,158,768)

Electric Utilities 5.17%		10,380,592

Duke Energy Corp.	165,200	3,389,904

Pinnacle West Capital Corp.	40,000	1,931,600

Progress Energy, Inc.	99,000	5,004,450

Progress Energy, Inc. (Contingent Value Obligation) (B)(I)	176,250	54,638

Gas Utilities 2.01%		4,042,860

National Fuel Gas Co.	86,000	4,042,860

Integrated Oil & Gas 1.08%		2,159,020

BP Plc, American Depositary Receipt (United Kingdom)	32,071	2,159,020

Integrated Telecommunication Services 2.73%		5,490,192

AT&T, Inc.	102,350	3,962,992

Verizon Communications, Inc.	40,000	1,527,200

Multi-Utilities 48.27%		96,919,570

Alliant Energy Corp.	182,900	8,011,020

Ameren Corp.	80,000	4,205,600

CH Energy Group, Inc.	198,800	9,538,424

Consolidated Edison, Inc.	78,000	3,998,280

Dominion Resources, Inc.	79,700	7,268,640

DTE Energy Co.	193,500	9,789,165

Energy East Corp.	320,000	7,750,400

Integrys Energy Group, Inc.	113,315	6,356,972

KeySpan Corp.	236,250	9,783,112

NiSource, Inc.	158,050	3,886,449

NSTAR	276,000	9,908,400

OGE Energy Corp.	137,632	5,290,574

SCANA Corp.	28,400	1,236,252

TECO Energy, Inc.	196,750	3,531,662

Vectren Corp.	30,000	872,100

Xcel Energy, Inc.	228,000	5,492,520

Oil & Gas Storage & Transportation 2.14%		4,287,060

Kinder Morgan, Inc.	20,000	2,131,200

Spectra Energy Corp.	82,600	2,155,860

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 86.28%			$173,245,160

(Cost $163,305,428)

Agricultural Products 1.92%			3,853,901

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	44,250	3,853,901

Consumer Finance 4.64%			9,307,044

HSBC USA, Inc., $2.8575 (G)	AA–	95,900	4,753,044

SLM Corp., 6.97%, Ser A	BBB+	92,000	4,554,000

Diversified Banks 1.67%			3,362,800

Royal Bank of Scotland Group Plc,
5.75%, Ser L (United Kingdom)	A	140,000	3,362,800

Electric Utilities 28.74%			57,698,914

Alabama Power Co., 5.20%	BBB+	262,475	6,391,266

Carolina Power & Light Co., $4.20	Baa3	41,151	3,257,361

Carolina Power & Light Co., $5.44	BBB–	11,382	1,106,899

Duquesne Light Co., 6.50%	BB+	107,000	5,371,400

Entergy Arkansas, Inc., 6.45%	BB+	50,000	1,273,440

Entergy Mississippi, Inc., 6.25%	BB+	153,000	3,772,414

Georgia Power Co., 6.00%, Ser R	A	54,900	1,371,951

HECO Capital Trust III, 6.50%	BBB–	44,900	1,149,889

Interstate Power & Light Co., 7.10%, Ser C	BBB–	76,500	2,087,019

Interstate Power & Light Co., 8.375%, Ser B	Baa2	25,000	820,312

Monongahela Power Co., $6.28, Ser D	B+	24,931	2,439,344

NSTAR Electric Co., 4.78%	A–	67,342	6,060,780

PPL Electric Utilities Corp., 4.40%	BBB	29,790	2,475,549

PPL Electric Utilities Corp., 6.25%, Depositary Shares	BBB	200,000	5,256,260

PPL Energy Supply, LLC, 7.00%	BBB	50,000	1,293,500

Southern California Edison Co., 6.00%, Ser C	BBB–	18,000	1,794,938

Southern California Edison Co., 6.125%	BBB–	35,000	3,491,250

Virginia Electric & Power Co., $6.98	BB+	35,000	3,594,063

Virginia Electric & Power Co., $7.05	BB+	10,000	1,020,000

Wisconsin Public Service Corp., 6.76%	BBB+	35,883	3,671,279

Gas Utilities 3.07%			6,172,275

Southern Union Co., 7.55%, Ser A	BB	239,700	6,172,275

Investment Banking & Brokerage 10.89%			21,866,681

Bear Stearns Cos., Inc. (The),
5.49%, Depositary Shares, Ser G	BBB+	50,650	2,532,500

Bear Stearns Cos., Inc. (The),
5.72%, Depositary Shares, Ser F	BBB+	95,300	4,731,645

Bear Stearns Cos., Inc. (The),
6.15%, Depositary Shares, Ser E	BBB+	84,000	4,273,920

Goldman Sachs Group, Inc., 6.20%, Ser B	A	20,000	513,200

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Investment Banking & Brokerage (continued)

Lehman Brothers Holdings, Inc.,
5.67%, Depositary Shares, Ser D	A–	124,800	$6,396,000

Lehman Brothers Holdings, Inc.,
5.94%, Depositary Shares, Ser C	A–	53,000	2,716,250

Merrill Lynch & Co., Inc., 6.375%,
Depositary Shares, Ser 3	A	26,900	703,166

Life & Health Insurance 2.82%			5,658,800

MetLife, Inc., 6.50%, Ser B	BBB	215,000	5,658,800

Multi-Utilities 15.16%			30,439,768

Baltimore Gas & Electric Co., 6.70%, Ser 1993	BBB–	20,250	2,079,422

Baltimore Gas & Electric Co., 6.99%, Ser 1995	Ba1	30,000	3,087,189

BGE Capital Trust II, 6.20%	BBB–	205,300	5,052,433

PNM Resources, Inc., 6.75%, Conv	BBB–	67,896	3,698,974

Public Service Electric & Gas Co., 4.08%, Ser A	BB+	5,000	406,250

Public Service Electric & Gas Co., 4.18%, Ser B	BB+	13,677	1,138,610

Public Service Electric & Gas Co., 6.92%	BB+	47,998	4,999,294

SEMPRA Energy, $4.36	BBB+	19,250	1,644,913

SEMPRA Energy, $4.75, Ser 53	BBB+	6,305	567,450

South Carolina Electric & Gas Co., 6.52%	Baa1	55,000	5,553,284

Xcel Energy, Inc., $4.08, Ser B	BB+	8,610	731,850

Xcel Energy, Inc., $4.11, Ser D	BB+	8,770	716,948

Xcel Energy, Inc., $4.16, Ser E	BB+	9,410	763,151

Oil & Gas Exploration & Production 7.46%			14,980,506

Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B	BB	20,000	1,881,250

Apache Corp., 5.68%, Depositary Shares, Ser B	BBB	51,500	5,138,737

Devon Energy Corp., 6.49%, Ser A	BB+	50,645	5,102,484

Nexen, Inc., 7.35% (Canada)	BB+	112,300	2,858,035

Other Diversified Financial Services 7.73%			15,521,904

Bank of America Corp., 6.204%,
Depositary Shares, Ser D	A+	260,000	6,825,000

Citigroup, Inc., 6.213%, Depositary Shares, Ser G	A+	96,000	4,873,920

Citigroup, Inc., 6.231%, Depositary Shares, Ser H	A+	56,400	2,862,864

Citigroup, Inc., 6.365%, Depositary Shares, Ser F	A+	18,900	960,120

Specialized Finance 0.26%			519,800

CIT Group, Inc., 6.35%, Ser A	BBB+	20,000	519,800

Thrifts & Mortgage Finance 1.22%			2,455,317

Sovereign Bancorp, Inc., 7.30%,
Depositary Shares, Ser C	BB+	90,000	2,455,317

Trucking 0.70%			1,407,450

AMERCO, 8.50%, Ser A	B	55,000	1,407,450

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 1.79%			$3,591,000

(Cost $3,591,000)
Commercial Paper 1.79%			3,591,000

Chevron Funding Corp., 5-1-07	5.190%	$3,591	3,591,000

Total investments (Cost $265,055,196) 149.47%			$300,115,454

Other assets and liabilities, net 0.42%			$849,880

Fund preferred shares, at value (49.89%)			($100,176,592)

Total net assets 100.00%			$200,788,742

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. This security amounted to $54,638 or 0.03% of the Fund’s net assets as of April 30, 2007.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,853,901 or 1.92% of the Fund’s net assets as of April 30, 2007.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Patriot Premium Dividend Fund II

Financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 4-30-07 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $265,055,196)	$300,115,454
Cash	261
Receivable for investments sold	69,293
Dividends receivable	1,044,870
Other assets	38,225
Total assets	301,268,103

Liabilities

Payable to affiliates
Management fees	204,465
Other	31,067
Other payables and accrued expenses	67,237
Total liabilities	302,769
Dutch Auction Rate Transferable Securities (DARTS) preferred shares Series A, including accrued dividends, unlimited
number of shares of beneficial interest authorized with no
par value, 500 shares issued, liquidation preference of $100,000
per share	50,108,092
DARTS Series B, including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value,
500 shares issued, liquidation preference of $100,000 per share	50,068,500

Net assets

Common shares capital paid-in	168,307,245
Accumulated net realized loss on investments	(3,307,209)
Net unrealized appreciation of investments	35,060,258
Accumulated net investment income	728,448
Net assets applicable to common shares	$200,788,742

Net asset value per common share

Based on 15,046,539 shares of beneficial interest
outstanding — unlimited number of shares
authorized with no par value	$13.34

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 4-30-07 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to DARTS shareholders for the period stated.

Investment income

Dividends	$7,815,011
Interest	119,069
Total investment income	7,934,080

Expenses

Investment management fees (Note 2)	1,133,891
Administration fees (Note 2)	147,437
Compliance fees	2,175
DARTS auction fees	132,612
Custodian fees	26,400
Transfer agent fees	23,044
Printing fees	20,172
Professional fees	17,830
Registration and filing fees	11,897
Trustees’ fees	5,569
Interest	224
Miscellaneous	11,465
Total expenses	1,532,716
Net investment income	6,401,364

Realized and unrealized gain (loss)

Net realized gain on investments	2,292,482
Change in net unrealized appreciation
(depreciation) of investments	4,701,922

Net realized and unrealized gain	6,994,404
Distributions to DARTS Series A	(952,128)
Distributions to DARTS Series B	(1,025,881)

Increase in net assets from operations	$11,417,759

1 Semiannual period from 11-1-06 through 4-30-07.

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of
Fund share transactions.

	Year	Period
	ended	ended
	10-31-06	4-30-07[1]

Increase (decrease) in net assets

From operations
Net investment income	$13,281,592	$6,401,364
Net realized gain (loss)	(319,381)	2,292,482
Change in net unrealized appreciation (depreciation)	16,940,149	4,701,922
Distributions to DARTS Series A and B	(3,768,882)	(1,978,009)

Increase in net assets resulting from operations	26,133,478	11,417,759

Distributions to common shareholders
From net investment income	(9,750,158)	(4,333,403)

Net assets

Beginning of period	177,321,066	193,704,386
End of period[2]	$193,704,386	$200,788,742

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited.
2 Includes accumulated net investment income of $638,496 and $728,448, respectively.

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[2]

Per share operating performance

Net asset value,
beginning of period	$12.06	$10.01	$10.99	$11.73	$11.78	$12.87
Net investment income[3]	0.99	0.87	0.84	0.85	0.88	0.43
Net realized and unrealized
gain (loss) on investments	(2.14)	1.21	0.80	0.14	1.11	0.46
Distributions to DARTS Series A and B	(0.12)	(0.08)	(0.09)	(0.17)	(0.25)	(0.13)
Total from investment operations	(1.27)	2.00	1.55	0.82	1.74	0.76
Less distributions to
common shareholders
From net investment income	(0.78)	(1.02)	(0.81)	(0.77)	(0.65)	(0.29)
Net asset value, end of period	$10.01	$10.99	$11.73	$11.78	$12.87	$13.34

Per share market value,
end of period	$9.40	$11.14	$11.19	$11.05	$11.26	$11.84
Total return at market value[4] (%)	(7.55)	30.87	8.06	5.35	8.11	7.77[8]

Ratios and supplemental data

Net assets applicable common
shares, end of period (in millions)	$150	$165	$177	$177	$194	$201
Ratio of net expenses to average
net assets[5] (%)	1.91	1.91	1.78	1.67	1.67	1.57[9]
Ratio of net investment income
to average net assets[6] (%)	8.66	8.45	7.38	6.96	7.36	6.54[9]
Portfolio turnover (%)	10	9	9	11	24	4[8]

Senior securities

Total DARTS Series A outstanding
(in millions)	$50	$50	$50	$50	$50	$50
Total DARTS Series B outstanding
(in millions)	$50	$50	$50	$50	$50	$50
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100	$100
Asset coverage per unit [7]	$247,689	$264,239	$272,034	$276,340	$292,301	$299,688

See notes to financial statements

Patriot Premium Dividend Fund II

F I N A N C I A L   S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous auditor.

2 Semiannual period from 11-1-06 through 4-30-07. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment.

5 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.20%, 1.16%, 1.12%, 1.08%, 1.07% and 1.04%, respectively.

6 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.46%, 5.14%, 4.66%, 4.50%, 4.74% and 4.34%, respectively.

7 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

8 Not annualized.

9 Annualized.

See notes to financial statements

Patriot Premium Dividend Fund II

Notes to financial statements (unaudited)

Note 1
Accounting policies

John Hancock Patriot Premium Dividend Fund II (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly iden-tifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,989,254 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carry-forward expires as follows: October 31, 2013 — $4,989,254.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than April 30, 2008.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the

Patriot Premium Dividend Fund II

case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2006, the tax character of distributions paid was as follows: ordinary income $13,519,040.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund’s average weekly net asset value and the value attributable to the Dutch Auction Rate Transferable Securities preferred shares (DARTS) (collectively, managed assets), plus 5.00% of the Fund’s weekly gross income which amounted to $799,983 for the period ended April 30, 2007. The Adviser’s total fee is limited to a maximum amount equal to 1.00% annually of the Fund’s average weekly managed assets. For the period ended April 30, 2007, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets. The compensation for the period amounted to $147,437. The Fund also reimbursed John Hancock Life Insurance Company for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as an affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (NYSE) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Patriot Premium Dividend Fund II

Note 3
Fund share transactions
Common shares

The Fund had no common share transactions during the year ended October 31, 2006 and the period ended April 30, 2007.

Dutch Auction Rate Transferable Securities
preferred shares Series A and Series B

The Fund issued DARTS, 598 shares of Series A and 598 shares of Series B in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS Series A and B ranged from 3.12% to 4.22% and from 3.98% to 4.19%, respectively, during the period ended April 30, 2007. Accrued dividends on DARTS are included in the value of DARTS on the Fund’s Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund’s bylaws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

Leverage

The Fund issued preferred shares to increase its assets available for investment. The Fund generally will not issue preferred shares unless the Adviser expects that the Fund will achieve a greater return on the proceeds resulting from the use of leverage than the additional costs the Fund incurs as a result of leverage. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not borrow because the Adviser’s fees are calculated based on the Fund’s total assets, including the proceeds of the issuance of preferred shares. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board of Trustees will monitor this potential conflict. The Fund’s use of leverage is premised upon the expectation that the Fund’s dividends on its outstanding preferred shares will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the dividend rates on any preferred shares

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage; the Fund’s return will be greater than if leverage had not been used.

Patriot Premium Dividend Fund II

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2007, aggregated $11,388,747 and $12,379,901, respectively.

The cost of investments owned on April 30, 2007, including short-term investments, for federal income tax purposes, was $265,665,117. Gross unrealized appreciation and depreciation of investments aggregated $36,799,725 and $2,349,388, respectively, resulting in net unrealized appreciation of $34,450,337. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 5
Reorganizations

On May 29, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Preferred Dividend Fund (PPF), pursuant to the plan of reorganization approved by the Board of Trustees of the Fund on December 5, 2006 and by the shareholders at a Special Meeting of the Fund on May 2, 2007. It is expected that the transaction qualifies as a tax-free reorganization for federal income tax purposes.

As a result of the reorganization, each holder of PPF common shares received common shares of the Fund having an aggregate net asset value (NAV) equal to the aggregate NAV of the common shareholder’s shares in PPF. As of the close of business on May 29, 2007, the NAV of PPF $13.9415 per common share and the NAV of the Fund was $13.0489 per common share. Each common share of PPF was converted into 1.06840725 of a common share of the Fund.

As a result of the reorganization, the holders of preferred shares of the PPF received Series E preferred shares of the Fund with a dividend rate of 4.10% for a dividend period ending July 16, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

On June 4, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Global Dividend Fund (PGD), pursuant to the plan of reorganization approved by the Board of Trustees of the Fund on December 5, 2006 and by the shareholders at a Special Meeting of the Fund on May 2, 2007. It is expected that the transaction qualifies as a tax-free reorganization for federal income tax purposes.

As a result of the reorganization, each holder of PGD common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder’s shares in PGD. As of the close of business on June 4, 2007, the NAV of PGD $14.6699 per common share and the NAV of the Fund was $13.0530 per common share. Each common share of PGD was converted into 1.12386918 of a common share of the Fund.

As a result of the reorganization, the holders of preferred shares of PGD received Series F preferred shares of the Fund with a dividend rate of 4.14% for a dividend period ending July 22, 2007 with the dividend rate to be reset via an auction process on that date. The aggregate liquidation preference of the Fund preferred shares received in the reorganization is equal to the aggregate liquidation preference of the preferred shares held immediately prior to the reorganization. The dividend rate, auction dates, rate period and dividend payment dates of the preferred shares of the Fund received in the reorganization are the same as that of the preferred shares of the Fund held immediately prior to the reorganization.

On June 25, 2007, the Fund acquired all of the assets and assumed all of the liabilities of John Hancock Patriot Premium Dividend Fund I (PDF) into the Fund, pursuant to the plan

Patriot Premium Dividend Fund II

of reorganization approved by the Board of Trustees of PDF on December 5, 2006 and by the shareholders at a Special Meeting of PDF on May 2, 2007. It is expected that the transaction qualifies as a tax-free reorganization for federal income tax purposes.

Other pending John Hancock Patriot
closed-end fund reorganizations

The shareholder meeting for John Hancock Patriot Select Dividend Trust (DIV) has been adjourned until June 13, 2007 to allow more shareholder votes to be cast. The record date for shareholders of DIV entitled to vote on the reorganization and related matters is February 12, 2007. The adjourned shareholder meeting for DIV is scheduled to take place at the offices of DIV on Wednesday, June 13, 2007, commencing at 10 a.m. EST. If approved, the reorganization of DIV is scheduled to close on Thursday, July 5, 2007, subject to the satisfaction of certain conditions.

Patriot Premium Dividend Fund II

Investment objective and policy

The Fund’s investment objective is to provide a high current income consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks.

The Fund’s nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred section of the Fund’s bylaws was changed to update the rating agency requirements, in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Patriot Premium Dividend Fund II

Dividends and distributions

During the period ended April 30, 2007, dividends from net investment income totaling $0.288 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

November 30, 2006	$0.048
December 29, 2006	0.048
January 31, 2007	0.048
February 28, 2007	0.048
March 30, 2007	0.048
April 30, 2007	0.048

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares

Patriot Premium Dividend Fund II

credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Patriot Premium Dividend Fund II

Shareholder meeting

On April 23, 2007, the Annual Meeting of the Fund was held to elect three Trustees and approve the issuance of additional shares in connection with the reorganization of four Patriot closed-end funds into the Fund.

Proxies covering shares of beneficial interest were voted at the meeting. The common and preferred shareholders elected their respective Trustees to serve until successors are duly elected and qualified. The votes were tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	14,408,589	174,013 (common shares)
Patti McGill Peterson	522	123 (preferred shares)
Steven R. Pruchansky	14,402,185	180,417 (common shares)

The common shareholders then approved the issuance of additional common shares, with the votes tabulated as follows: 9,841,181 FOR, 222,593 AGAINST and 123,980 ABSTAINING.

The Meeting was then adjourned to May 2, 2007 at which time the preferred shareholders approved the issuance of additional preferred shares, with the votes tabulated as follows: 631 FOR, 0 AGAINST and 5 ABSTAINING.

Patriot Premium Dividend Fund II

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Patriot
Premium Dividend Fund II

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Patriot Premium Dividend Fund II (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the Peer Group) selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2005;2 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group; (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale; (v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vi) the background and experience of senior management and investment professionals; and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Peer Group, as well as the

Fund’s benchmark index. Morningstar determined the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board noted that the Fund’s performance during the five-year period was lower than the performance of the median of the Peer Group and its benchmark index — the Merrill Lynch Preferred Stock DRD Eligible Index. The Board also noted that Fund’s more recent performance during the one- and three-year periods was higher than the performance of the Peer Group median, and its benchmark index.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was equal to the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group median. The Board noted that the Fund’s Expense Ratio was higher than the Peer Group median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expense results supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

2 Morningstar also provided a comparative analysis for most, but not all of the John Hancock Funds, of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a category of relevant funds (Category). Morningstar was not able to select a comparative Category for the John Hancock Patriot Premium Dividend Fund II. Therefore, Morningstar did not provide such an analysis.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Charles A. Rizzo	Transfer agent for
Ronald R. Dion, Chairman	Chief Financial Officer	common shareholders
James R. Boyle†		Mellon Investor Services
James F. Carlin	Gordon M. Shone	Newport Office Center VII
William H. Cunningham	Treasurer	480 Washington Boulevard
Charles L. Ladner*		Jersey City, NJ 07310
Dr. John A. Moore*	John G. Vrysen
Patti McGill Peterson*	Chief Operations Officer	Transfer agent for
Steven R. Pruchansky		preferred shareholders
	Investment adviser	Deutsche Bank Trust
*Members of the Audit Committee	John Hancock Advisers, LLC	Company Americas
†Non-Independent Trustee	601 Congress Street	280 Park Avenue
	Boston, MA 02210-2805	New York, NY 10017
Officers
Keith F. Hartstein	Subadviser	Legal counsel
President and	MFC Global Investment	Kirkpatrick & Lockhart
Chief Executive Officer	Management (U.S.), LLC	Preston Gates Ellis LLP
	101 Huntington Avenue	One Lincoln Street
Thomas Kinzler	Boston, MA 02199	Boston, MA 02111-2950
Secretary and Chief Legal Officer
	Custodian	Stock symbol
Francis V. Knox, Jr.	The Bank of New York	Listed New York Stock
Chief Compliance Officer	One Wall Street	Exchange:
	New York, NY 10286	PDT

For shareholder assistance
refer to page 22

How to contact us

Internet	www.jhfunds.com

Mail	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y  O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Growth Fund
Global Shareholder Yield Fund
Growth Fund	INCOME
Growth Opportunities Fund	Bond Fund
Growth Trends Fund	Government Income Fund
Intrinsic Value Fund	High Yield Fund
Large Cap Equity Fund	Investment Grade Bond Fund
Large Cap Select Fund	Strategic Income Fund
Mid Cap Equity Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifecycle 2010 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2015 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2020 Portfolio	Income Securities Trust
Lifecycle 2025 Portfolio	Investors Trust
Lifecycle 2030 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2035 Portfolio	Patriot Select Dividend Trust
Lifecycle 2040 Portfolio	Preferred Income Fund
Lifecycle 2045 Portfolio	Preferred Income II Fund
Lifecycle Retirement Portfolio	Preferred Income III Fund
Lifestyle Aggressive Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds. com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P20SA 4/07
          6/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time. ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter and John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Proxy Voting Policies and Procedures are attached.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: June 29, 2007

By: /s/ Charles A. Rizzo ------------------------------------- Charles A. Rizzo Chief Financial Officer Date: June 29, 2007